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                               ING INVESTORS TRUST
                    ING Capital Guardian Small Cap Portfolio
                         ING MFS Total Return Portfolio

                       Supplement Dated March 3, 2005
    to the Adviser, Institutional, Retirement, and Service Class Prospectuses
                              dated April 30, 2004

ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO

            IMPORTANT NOTICE REGARDING A CHANGE IN INVESTMENT POLICY

     Effective April 29, 2005, the Portfolio's investment strategy will change to allow the Portfolio to invest at least 80% of its assets in the equity securities of small- and mid-capitalization companies rather than in small capitalization companies exclusively. In connection with this investment strategy change, the new name of the Portfolio will be "ING Capital Guardian Small/Mid Cap Portfolio." Beginning on page 15 of the Adviser Class, Institutional Class, and Service Class prospectuses and page 16 of the Retirement Class prospectus, the revised investment strategy will read as follows:

     PRINCIPAL INVESTMENT STRATEGY

     The Portfolio invests at least 80% of its assets in equity securities of small/mid capitalization ("small/mid-cap") companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio Manager considers small/mid cap companies to be companies that have total market capitalization within the range of companies included in the Russell 2800 Index. The Russell 2800 Index is defined as the combination of the Russell 2000 SmallCap and Russell MidCap Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000 Index, which itself represents roughly 98% of the investable U.S. equity market. The Russell MidCap Index measures the performance of the smallest 800 companies in the Russell 1000 Index. The Portfolio may invest up to 20% of its assets in companies outside this range, measured at the time of purchase.

     Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights. The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market but may also invest in foreign companies. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.

     The Portfolio may also enter into currency-related transactions, including currency futures and forward contracts and options on currencies. The Portfolio may invest a portion of its assets in money market instruments and repurchase agreements.

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ING MFS TOTAL RETURN PORTFOLIO

     Effective December 31, 2004, Brooks Taylor replaced David M. Calabro as the portfolio management team leader of ING MFS Total Return Portfolio. The second paragraph under the section entitled "More on the Portfolio Manager," on page 42 of the Adviser and Institutional Prospectuses, page 40 of the Service Class Prospectus, and page 37 of the Retirement Class Prospectus is deleted in its entirety and replaced with the following:

        The Portfolio is managed by a team of portfolio managers at MFS led by Brooks Taylor and comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas, and Michael W. Roberge, each an MFS Senior Vice President, and William J. Adams, Edward B. Baldini, William P. Douglas, Alan T. Langsner and Katrina Mead, each a Vice President of MFS. These individuals have been employed in the MFS investment management area since: Mr. Taylor - 1996; Mr. Enright - 1986; Mr. Gorham - 1992; Mr. Mokas -1990; Mr. Roberge - 1996; Mr. Adams - 1997; Mr. Baldini - 2000; Mr. Douglas - 2004; Mr. Langsner - 1999; and Ms. Mead - 1997.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.